UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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[X]    Soliciting Material Pursuant to ss.240.14a-12


                          INSITUFORM TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)


                           Water Asset Management LLC
                    Water Investment Advisors (Cayman), Ltd.
                           TRF Master Fund (Cayman) LP
                               Matthew J. Diserio
                               Disque D. Deane Jr.
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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     On March 13, 2008, Water Asset Management LLC issued a press release announcing that it had issued an open letter to shareholders of Insituform Technologies, Inc., a Delaware corporation. Copies of the press release and the open letter to shareholders are attached hereto as Exhibit 1 and Exhibit 2, respectively, and are incorporated herein by reference.


                                    * * * * *


     Exhibits
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     Exhibit 1   Press Release of Water Asset Management LLC, dated
                 March 13, 2008.
     Exhibit 2 Open Letter to Shareholders of Insituform Technologies, Inc., dated March 12, 2008.